Exhibit 10.9

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of February 2, 2007, among REDPRAIRIE HOLDING, INC., a Delaware corporation (“Holdings”), REDPRAIRIE CORPORATION, a Delaware corporation (the “Borrower”), each other subsidiary of the Borrower identified herein (each, a “Subsidiary Party” and, together with Holdings and the Borrower, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Amended Credit Agreement referred to below.

WHEREAS Holdings, the Borrower, the Subsidiary Parties and the Administrative Agent, inter alia have entered into Amendment No. 1 to Credit Agreement and Intercreditor Agreement dated as of February 2, 2007 (the “Amendment”), which amends the Credit Agreement dated as of July 20, 2006 (the “Existing Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent, JPMorgan Chase Bank, N.A. and Credit Suisse Securities (USA) LLC, as Syndication Agents, and Jefferies Finance LLC, as Documentation Agent, as in effect on the date hereof (the Existing Credit Agreement, as so amended by the Amendment, the “Amended Credit Agreement”);

WHEREAS in order to induce the Tack-on Lenders (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement) to make the Tack-on Loans to the Borrower pursuant to the Amendment, each of the Reaffirming Parties is willing to execute and deliver this Agreement;

WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents;

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the respective obligations of the Additional Lenders to make the Tack-on Loans contemplated by the Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Reaffirmation and Amendment

SECTION 1.01.  Reaffirmation.  (a) Each of the Reaffirming Parties (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is a party and (iii) agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the Borrower with Section 5.13 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is a party.

(b) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrower hereby confirms and agrees that (1) the Tack-on Loans constitute “Obligations” under such documents and (ii) the Existing Term Loans, the Revolving Loans, the Swingline Loans and the Letters of Credit have constituted and continue to constitute “Obligations” under such documents.

SECTION 1.02.  Amendment.  On and after the effectiveness of the Amendment, (a) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof’ or words of like import shall mean and be a reference to the Amended Credit Agreement as such agreement may be amended, modified or supplemented and in effect from time to time and (b) the definition of any term defined in any Security Document by reference to the terms defined in the Existing Credit Agreement shall be amended to be defined by reference to the applicable defined term in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01.  Organization.  Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

SECTION 2.02.  Authority; Enforceability.  Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of considered in a proceeding in equity or at law.

SECTION 2.03.  Security Documents.  The representations and warranties of such Reaffirming Party contained in each Security Document (a) that are qualified as to materiality or Material Adverse Effect are true and correct and (b) that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).

ARTICLE III

Miscellaneous

SECTION 3.01.  Notices.  All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended Credit Agreement.

SECTION 3.02.  Expenses.  Each Reaffirming Party agrees to pay all reasonable costs, fees and expenses incurred by the Administrative Agent or any Lender in collecting or enforcing any Reaffirming Party’s obligations under this Agreement to the extent required under Section 9.03 of the Credit Agreement.

SECTION 3.03.  Security Document.  This Agreement is a “Security Document” executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.04.  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.05.  No Novation.  Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, the “Borrower”, a “Subsidiary Loan Party”, a “Pledgor”, a “Grantor” or a “Guarantor” under the Existing Credit Agreement or the Security Documents. Each of the Existing Credit Agreement and the Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment or in connection herewith and therewith.

SECTION 3.06.  Applicable Law; Waiver of Jury Trial.  (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 3.07.  Counterparts; Amendment.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

SECTION 3.08.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

REDPRAIRIE HOLDING, INC.

By	/s/ Laura L. Fese
	Name:	Laura L. Fese
	Title:	Chief Legal Officer

REDPRAIRIE CORPORATION

By	/s/ Laura L. Fese
	Name:	Laura L. Fese
	Title:	Chief Legal Officer

BLUECUBE SOFTWARE, INC.

By	/s/ Laura L. Fese
	Name:	Laura L. Fese
	Title:	Corporate Secretary

MARC GLOBAL HOLDINGS, INC.

By	/s/ Laura L. Fese
	Name:	Laura L. Fese
	Title:	Corporate Secretary

REDPRAIRIE GLOBAL SERVICES, INC.

By	/s/ Laura L. Fese
	Name:	Laura L. Fese
	Title:	Corporate Secretary

STOREPERFORM TECHNOLOGIES, INC.

By	/s/ Laura L. Fese
	Name:	Laura L. Fese
	Title:	Corporate Secretary

WESELEY SOFTWARE DEVELOPMENT CORP.

By	/s/ Laura L. Fese
	Name:	Laura L. Fese
	Title:	Vice President & Corporate Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By	/s/ Robert Anastasio
	Name:	Robert Anastasio
	Title:	Vice President